UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 13, 2025

PARKS! AMERICA, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-51254	91-0626756
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1300 Oak Grove Road

Pine Mountain, GA 31822

(Address of Principal Executive Offices, including Zip Code)

(706) 663-8744

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PRKA	OTCPink

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On Monday, January 13, 2025, Rebecca McGraw, age 58, joined Parks! America, Inc. (the “Company”) as the Company’s Chief Financial Officer. From November 2020 through December 2024, Ms. McGraw served as Assistant Controller - SEC Reporting at Lands’ End, Inc. From October 2005 through October 2020, Ms. McGraw served as Controller at General Beverage Sales Co., one of the largest wholesale beverage distributors in the State of Wisconsin. Ms. McGraw is employed by the Company according to an offer letter with the following key terms: (1) employment is “at will”, (2) annual salary is $180,000, and 3) potential annual bonus may not exceed $20,000.

Ms. McGraw has no existing relationships with any officer or director of the Company and prior to being hired, Ms. McGraw had not engaged in any transactions with the Company.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description of Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 15, 2025

PARKS! AMERICA, INC.

By:	/s/ Geoffrey Gannon
Name:	Geoffrey Gannon
Title:	President

3